UNITED STATES
SECURITIES AND
EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2006

Date of reporting period: June 30, 2006

Michael W. Stockton
Secretary
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005

Item 1 - Annual Report for the Period Ended June 30, 2006

ANNUAL REPORT JUNE 30, 2006
JPMorgan Funds
Value
Opportunities
Fund
CONTENTS

President’s Letter	1
Investment Adviser’s Report	2
Schedule of Portfolio Investments	5
Financial Statements	7
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	18
Directors	19
Other Officers	20
Schedule of Shareholder Expenses	21
Board Approval of Renewal of Investment Advisory Agreement	22

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Please note that current performance may be higher or lower than the performance data shown in this report. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read the prospectus carefully before investing.

PRESIDENT’S LETTER
AUGUST 8, 2006 (Unaudited)

Dear Fellow Shareholders:

The JPMorgan Value Opportunities Fund net asset value (Class A shares) was $17.95 on June 30, 2006 which was a 4.7% increase over the December 31, 2005 net asset value of $17.15. During this six-month period, the Fund outperformed the Standard & Poor’s 500 Composite Index (an unmanaged index) which returned 2.7%. The Fund, however, underperformed its benchmark index, the Russell 1000 Value Index (also an unmanaged index), which gained 6.5% during the period.

During the first quarter of 2006, gross domestic product (GDP) was up 5.6% on an annualized basis, indicating that the economy was still growing at a very strong rate. For the second quarter, GDP is estimated to have declined to an annualized rate of 2.5%. Corporate profits have remained strong throughout the period, and an increasing number of companies raised their dividends. The national unemployment level remained low, but, with inflationary fears rising, the Federal Reserve continued to raise the federal funds rate during the past six months from 4.25% to 5.25%. Many economists and analysts do expect economic growth to slow, and on August 8, after the end of our reporting period, the Federal Reserve decided to halt, for the moment, the process of gradual rate increases which it began in 2004. The housing market has cooled off somewhat, and worries of a housing bubble have abated. Energy prices remain high, and uncertainties about the future direction of interest rates, inflation and the economy in general have introduced an element of caution into the market generally.

Somewhat in sync with the economic news, the market has been volatile, rallying during the first quarter of 2006 and into the second quarter, but then falling during much of May and into June, recovering somewhat at the end of June. Hardest hit in the second quarter were non-U.S. emerging market issues and small cap stocks which had seen very strong positive returns in recent years. As noted above, many now believe the economy is beginning to cool down, and there are indications that some investors are turning away from riskier segments of the market toward conservative large cap value stocks. If so, this could bode well for the Fund going forward.

The Investment Adviser’s report on page 2 provides more information about how the Fund is being managed and its investment results for the first six months of 2006, relative to its benchmark index, the Russell 1000 Value Index. As that report indicates, the Fund has benefited particularly from its transportation holdings. Energy holdings have also continued to contribute to overall results. On the down side, the Fund’s media, telecommunications and consumer cyclical holdings have tended to hurt investment results.

We would like to note the Fund is changing from a December 31 to a June 30 fiscal year-end with this report. This change is being made for administrative purposes and will not impact investment operations of the Fund. We welcome our newest shareholders. If you have any questions or comments about the Fund, please do not hesitate to contact us. As always, we look forward to reporting to you again in six months.

Sincerely yours,

Jeffrey L. Steele

President

Cumulative total returns for the periods ending June 30, 2006:(a)
	Six Months	1 Year	3 Years	Since Inception 12/31/2001(b)
JPMorgan Value Opportunities Fund Class A	4.7%	8.8%	49.3%	47.4%
Russell 1000 Value Index(c)	6.5	12.1	54.8	45.9
Standard & Poor’s 500 Composite Index(d)	2.7	8.6	37.5	19.7

(a) Results shown are at net asset value with dividends and capital gain distributions reinvested.

(b) Date Fund began operations as JPMorgan Value Opportunities Fund.

(c) The Russell 1000 Value Index measures the performance of large cap value stocks. An individual cannot invest directly in an index.

(d) The Standard & Poor’s 500 Composite Index is an unmanaged broad-based index that is used as representation of the

U.S. stock market. It includes 500 widely held common stocks. An individual cannot invest directly in an index.

Please note that current performance may be higher or lower than the performance data shown. Certain Fund fees are currently being waived. Removal of the waivers would reduce returns. Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objective and risks as well as charges and expenses along with other information. Investors should review the information in the prospectus carefully before investing. For up to date month-end performance information, or to receive a Fund prospectus, please call 1-800-480-4111. Please read carefully before investing or sending money.

JPMorgan Value Opportunities Fund

INVESTMENT ADVISER’S REPORT
AS OF JUNE 30, 2006 (Unaudited)
FUND FACTS
Fund Inception	December 31, 2001
Fund Year End	June 30
Net Assets as of 6/30/06
(in thousands)	$798,610
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:
The Value Opportunities Fund, which seeks to provide long-term capital appreciation, had a total return of +4.7% (Class A shares) for the six months ended June 30, 2006, underperforming the Russell 1000 Value Index, the Fund’s benchmark, which returned +6.5%.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:
For the first half of 2006, our overweight position (relative to the benchmark) in Freddie Mac was the top detractor from performance. The stock fell after reporting a fall in year-over-year earnings as a result of litigation charges, accounting changes and the impact of Hurricane Katrina. Despite the negative headlines associated with government sponsored entities (GSEs), we continue to stand behind our original thesis, as we believe most of the bad news is now behind us. Freddie Mac should benefit handsomely from a shift in the mortgage market as home buyers swap out of adjustable rate mortgages and into 30-year fixed mortgages. In addition, its valuation remains compelling as the company is trading below its historical book value and should benefit from a recently announced stock buyback. Tyco International, a beleaguered name whose stock has remained attractively valued, suffered further setbacks early in 2006 and caused a drag on performance. The company announced that it would split into three units (carving out health care and electronics as separate entities), and also lowered 2006 earnings guidance. With tumultuous times likely ahead, the stock sold off on the news. Despite reducing our position, we continue to believe the company remains attractively valued and hold a small overweight position in the firm. Our overweight position in wireless provider Sprint Nextel also detracted from performance. Concerns about subscriber growth and the risk associated with the integration of its recent acquisitions dragged down the stock. Longer term, we think the combined networks are one of the most attractively positioned in the industry and we continue to maintain our overweight position.

On the positive side, CSX was the top contributor to performance. The company continues to benefit from a high demand for coal (an alternative to expensive oil and is shipped by rails) and a strong pricing environment. Furthermore, even if GDP growth begins to slow in the U.S., the company should continue to benefit as shipping via rails remains more attractively priced as compared to its trucking counterparts. Corning was also a top contributor to performance for the first half of the year. The company continues to benefit from strong adoption rates for liquid crystal display (LCD) products. This is most evident on the retail front, where cheaper prices for LCD television, notebooks and monitors, have acted as a catalyst resulting in a dramatic ramp up in consumer demand. This higher volume growth has offset price reductions, and should continue to fuel product expansion for the foreseeable future. Lastly, our performance relative to the benchmark was benefited by not owning AIG during the first half of 2006. Shares of that stock fell in April on the heels of disappointing first quarter results driven by weak sales numbers in the company’s foreign life insurance business and continuous headline risk stemming from investigations into various aspects of the company’s business.

Q:	HOW WAS THE FUND MANAGED?

A:
The Fund focuses on stock selection as the primary manner of outperforming the market. Our largest sector overweight is in the autos and transportation sector, where we have a positive view on railroads. The railroads have benefited from being a low-cost alternative shipping method to the trucking industry — which has become increasingly expensive as oil prices rise. One of our largest underweights comes in the finance sector, where we hold a negative view on regional banks due to a flattened yield curve and our concern surrounding consumer credit levels. Additionally, we also are currently underweight in real estate investment trusts (REITs). REITs have provided very good returns in recent periods but we now view their valuations as unattractive as interest rates rise to higher levels.

The portfolio continues to have a slightly higher expected earnings growth rate than the Russell 1000 Value Index, with a lower P/E ratio. The average market capitalization also continues to be greater than the Index, reflecting attractive valuations in the larger companies after several years of underperforming the smaller names.

PORTFOLIO COMPOSITION*
Financials	32.3%
Energy	14.1
Industrials	9.2
Health Care	7.9
Consumer Discretionary	7.7
Consumer Staples	6.4
Utilities	6.0
Materials	5.6
Telecommunication Services	4.9
Information Technology	4.5
Short-Term Investments	0.7

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Exxon Mobil Corp.	6.1%
2. Citigroup, Inc.	5.9
3. General Electric Co.	3.8
4. Bank of America Corp.	3.6
5. Verizon Communications, Inc.	3.1
6. Procter & Gamble Co.	2.7
7. Freddie Mac	2.7
8. Altria Group, Inc.	2.4
9. Chevron Corp.	2.4
10. ConocoPhillips	2.3

* Percentages indicated are based upon net assets as of June 30, 2006. The portfolio’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006
	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION***
CLASS A SHARES	12/31/01
Without Sales Charge		8.81%	9.02%
With 5.25% Sales Charge		3.10	7.71
CLASS B SHARES	12/31/01
Without CDSC		8.25	8.23
With CDSC*		3.25	7.89
CLASS C SHARES	2/19/05
Without CDSC		8.25	8.23
With CDSC**		7.25	8.23
INSTITUTIONAL CLASS SHARES	12/31/04	9.27	9.18

*Assumes 5% CDSC (contingent deferred sales charge) for the one-year period and 3% CDSC since inception.
**Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.
***Performance for Class C and Institutional Class shares for periods prior to their inception is based on performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.

LIFE OF FUND PERFORMANCE (12/31/01 to 06/30/06)

The performance of the Russell 1000 Value Index and the Standard & Poor’s 500 Composite Index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The Fund commenced operations as the JPMorgan Value Opportunities Fund on 12/31/01. The Fund previously operated as The Growth Fund of Washington.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index, Standard & Poor’s 500 Composite Index, and Lipper Large-Cap Value Funds Index from December 31, 2001 to June 30, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance quoted is past performance and is not a gaurantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s 500 Composite Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge. Prior to November 15, 2004, the maximum sales charge was 5.75%.

Certain fees payable by the Fund are currently being waived as described in the prospectus. Had the expenses not been waived, returns would have been lower. Performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Below are the plot points for the data provided in the chart above.

	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	6/30/2006
JPMVOF	9475	8285	10989	12872	13343	13966
RUSS 1000	10000	8448	10985	12796	13697	14593
LLCVI	10000	8032	10281	11515	12235	12781
S&P 500	10000	7790	10024	11114	11658	11974

JPMorgan Value Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.6%

	Aerospace & Defense — 0.4%
46	Lockheed Martin Corp.	3,322

	Beverages — 1.3%
143	Coca-Cola Co. (The)	6,160
218	Coca-Cola Enterprises, Inc.	4,440
		10,600
	Capital Markets — 3.7%
378	Bank of New York Co., Inc. (The)	12,155
102	Lazard Ltd., Class A (Bermuda)	4,121
205	Morgan Stanley	12,939
		29,215
	Chemicals — 2.1%
204	Dow Chemical Co. (The)	7,974
158	Praxair, Inc.	8,537
		16,511
	Commercial Banks — 5.8%
118	Marshall & Ilsley Corp.	5,383
64	SunTrust Banks, Inc.	4,865
461	U.S. Bancorp	14,236
182	Wachovia Corp.	9,859
180	Wells Fargo & Co.	12,041
		46,384
	Communications Equipment — 1.1%
362	Corning, Inc. (a)	8,762

	Consumer Finance — 0.5%
73	American Express Co.	3,880

	Containers & Packaging — 0.7%
141	Ball Corp.	5,223

	Diversified Financial Services — 9.8%
591	Bank of America Corp.	28,409
58	CIT Group, Inc.	3,012
968	Citigroup, Inc.	46,696
		78,117
	Diversified Telecommunication Services — 3.1%
729	Verizon Communications, Inc.	24,421

	Electric Utilities — 4.3%
121	Dominion Resources, Inc.	9,035
178	Duke Energy Corp.	5,219
242	Edison International	9,438
298	Northeast Utilities	6,156
253	Xcel Energy, Inc.	4,851
		34,699

	Electronic Equipment & Instruments — 0.6%
242	Avnet, Inc. (a)	4,847

	Energy Equipment & Services — 0.8%
103	Schlumberger Ltd. (Neth. Antilles)	6,674

	Health Care Providers & Services — 2.3%
151	Aetna, Inc.	6,017
169	WellPoint, Inc. (a)	12,313
		18,330
	Hotels, Restaurants & Leisure — 0.8%
154	Carnival Corp.	6,411

	Household Durables — 1.0%
324	Toll Brothers, Inc. (a)	8,285

	Household Products — 2.7%
388	Procter & Gamble Co.	21,573

	Industrial Conglomerates — 4.5%
927	General Electric Co.	30,544
193	Tyco International Ltd. (Bermuda)	5,305
		35,849
	Insurance — 7.3%
98	AMBAC Financial Group, Inc.	7,922
85	Assurant, Inc.	4,099
22	Everest Re Group Ltd. (Barbados)	1,870
377	Genworth Financial, Inc.	13,138
101	Hartford Financial Services Group, Inc.	8,562
80	MBIA, Inc.	4,684
208	RenaissanceRe Holdings Ltd. (Bermuda)	10,070
239	Willis Group Holdings Ltd. (United Kingdom)	7,684
		58,029
	IT Services — 1.6%
136	Affiliated Computer Services, Inc., Class A (a)	6,998
266	Sabre Holdings Corp., Class A	5,843
		12,841
	Machinery — 1.0%
64	Eaton Corp.	4,841
48	Kennametal, Inc.	2,963
		7,804

	Media — 4.4%
229	CBS Corp., Class B	6,192
246	Comcast Corp., Class A (a)	8,061
126	Gannett Co., Inc.	7,069
116	R.H. Donnelley Corp.	6,266
227	Time Warner, Inc.	3,925
106	Viacom, Inc. Class B (a)	3,810
		35,323
	Metals & Mining — 2.0%
247	Alcoa Inc.	7,980
113	United States Steel Corp.	7,916
		15,896
	Multi-Utilities — 1.7%
125	Consolidated Edison, Inc.	5,559
191	NiSource, Inc.	4,163
109	SCANA Corp.	4,201
		13,923
	Office Electronics — 0.9%
506	Xerox Corp. (a)	7,034

	Oil, Gas & Consumable Fuels — 13.3%
51	Apache Corp.	3,447
305	Chevron Corp.	18,897
281	ConocoPhillips	18,420
92	Devon Energy Corp.	5,546
95	EOG Resources, Inc.	6,580
791	Exxon Mobil Corp.	48,552
50	Occidental Petroleum Corp.	5,128
		106,570
	Paper & Forest Products — 0.8%
108	Weyerhaeuser Co.	6,742

	Pharmaceuticals — 5.6%
142	Abbott Laboratories	6,206
69	Eli Lilly & Co.	3,786
197	Merck & Co., Inc.	7,191
774	Pfizer, Inc	18,159
210	Wyeth	9,344
		44,686

	Real Estate Investment Trusts (REITs) — 2.0%
109	Apartment Investment & Management Co. REIT	4,740
94	Global Signal, Inc. REIT	4,345
148	Mack-Cali Realty Corp. REIT	6,805
		15,890
	Road & Rail — 3.3%
190	CSX Corp.	13,355
246	Norfolk Southern Corp.	13,098
		26,453
	Software — 0.3%
138	Symantec Corp. (a)	2,138

	Specialty Retail — 1.5%
484	Staples, Inc.	11,773

	Thrifts & Mortgage Finance — 3.2%
374	Freddie Mac	21,345
71	MGIC Investment Corp.	4,608
		25,953
	Tobacco — 2.4%
258	Altria Group, Inc.	18,908

	Wireless Telecommunication Services — 1.8%
721	Sprint Nextel Corp.	14,419
	Total Common Stocks
	(Cost $747,431)	787,485

Short-Term Investment — 0.7%
	Investment Company — 0.7%

5,295	JPMorgan Prime Money Market Fund (b)
	(Cost $5,295)	5,295
	Total Investments — 99.3%
	(Cost $752,726)	792,780
	Other Assets in Excess
	of Liabilities — 0.7%	5,830
	NET ASSETS— 100.00%	798,610

Percentages indicated are based on net assets.
Abbreviations:
(a) Non-income producing security.
(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan
Investment Management, Inc.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006
(Amounts in thousands)

ASSETS:
Investments in non-affiliates, at value	$787,485
Investments in affiliates, at value	5,295
Total investment securities, at value	792,780
Cash	98
Receivables:
Investment securities sold	35,548
Fund shares sold	2,728
Interest and dividends	1,239
Prepaid expenses and other assets	82
Total Assets	832,475

LIABILITIES:
Payables:
Investment securities purchased	33,213
Fund shares redeemed	167
Accrued liabilities:
Investment advisory fees	321
Business management fees	51
Shareholder servicing fees	14
Distribution fees	99
Total Liabilities	33,865
Net Assets	$798,610

NET ASSETS:
Paid in capital	$740,731
Accumulated undistributed (distributions in excess of) net investment income	7,422
Accumulated net realized gains (losses)	10,403
Net unrealized appreciation (depreciation)	40,054
Total Net Assets	$798,610

Net Assets:
Class A	$ 77,228
Class B	9,370
Class C	8,011
Institutional Class	704,001
Total	$798,610

Outstanding shares (total authorized capital stock — 500,000 $.01 par value, 44,441 outstanding)
Class A	4,302
Class B	531
Class C	453
Institutional Class	39,155

Net Asset Value:
Class A - Redemption price per share	$ 17.95
Class B - Offering price per share (a)	$ 17.66
Class C - Offering price per share (a)	$ 17.67
Institutional Class - Offering and redemption price per share	$ 17.98
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% - maximum sales charge)	$ 18.94
Cost of investments	$752,726

(a) Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

STATEMENTS OF OPERATIONS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Six Months Ended 6/30/06 (a)	Year Ended 12/31/05
INVESTMENT INCOME:
Dividend income	$ 9,541	$13,030
Dividend income from affilates (b)	330	450
Interest income	—	55
Foreign taxes withheld	(3)	—
Total investment income	9,868	13,535

EXPENSES:
Investment advisory fees	1,918	2,957
Business management fees	671	1,035
Distribution fees:
Class A	92	156
Class B	34	38
Class C	30	31
Shareholder servicing fees:
Class A	92	115
Class B	11	12
Class C	10	10
Institutional Class	338	520
Transfer agent fees	62	104
Auditing and legal fees	32	42
Custodian and accounting fees	13	29
Directors’ fees	9	20
Postage, stationary and supplies	3	4
Reports to shareholders	18	26
Registration and prospectus expenses	77	102
Other	9	36
Total expenses	3,419	5,237
Less amounts waived	(697)	(1,056)
Net expenses	2,722	4,181
Net investment income (loss)	7,146	9,354

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from investments	9,340	12,255
Change in net unrealized appreciation (depreciation) on investments	18,031	7,119
Net realized/unrealized gains (losses)	27,371	19,374
Change in net assets resulting from operations	$34,517	$28,728

(a) Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.
(b) Includes reimbursement of investment advisory and shareholder servicing fees.

See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Six Months Ended 6/30/06 (a)	Year Ended 12/31/05	Year Ended 12/31/04
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$ 7,146	$ 9,354	$ 349
Net realized gain (loss)	9,340	12,255	5,291
Change in net unrealized appreciation (depreciation)	18,031	7,119	839
Change in net assets resulting from operations	34,517	28,728	6,479

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(712)	(338)
From net realized gains	—	(1,301)	(5,226)
Class B
From net investment income	—	(30)	-(b)
From net realized gains	—	(145)	(47)
Class C
From net investment income	—	(25)	—
From net realized gains	—	(139)	—
Institutional Class
From net investment income	—	(8,135)	—
From net realized gains	—	(9,813)	—
Total distributions to shareholders	—	(20,300)	(5,611)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	104,694	586,691	24,300

NET ASSETS:
Change in net assets	139,211	595,119	25,168
Beginning of period	659,399	64,280	39,112
End of period	$798,610	$659,399	$64,280

Accumulated undistributed (distributions in excess of) net investment income	$ 7,422	$ 453	$ 3

(a) Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30. (b) Amount rounds to less than $1,000.

	Six Months Ended 6/30/06 (a)	Year Ended 12/31/05	Year Ended 12/31/04
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,204	$36,428	$1,093
Dividends reinvested	—	1,751	4,986
Cost of shares redeemed	(12,175)	(7,504)	(2,711)
Change in net assets from Class A capital transactions	$(971)	$30,675	$3,368
Class B
Proceeds from shares issued	$1,663	$8,289	$354
Dividends reinvested	—	162	43
Cost of shares redeemed	(904)	(755)	(106)
Change in net assets from Class B capital transactions	$759	$7,696	$291
Class C
Proceeds from shares issued	$927	$8,054	$—
Dividends reinvested	—	134	—
Cost of shares redeemed	(1,121)	(446)	—
Change in net assets from Class C capital transactions	$(194)	$7,742	$ —
Institutional Class
Proceeds from shares issued	$113,140	$568,687	$20,641(b)
Issued in-kind (see Note 6)	46,061	—	—
Dividends reinvested	—	17,305	—
Cost of shares redeemed	(54,101)	(45,414)	—
Change in net assets from Institutional Class capital transactions	$105,100	$540,578	$20,641(b)

SHARE TRANSACTIONS:
Class A
Issued	628	2,153	61
Reinvested	—	102	293
Redeemed	(687)	(439)	(156)
Change in Class A shares	(59)	1,816	198
Class B
Issued	95	499	20
Reinvested	—	10	3
Redeemed	(51)	(45)	(6)
Change in Class B shares	44	464	17
Class C
Issued	53	482	—
Reinvested	—	8	—
Redeemed	(64)	(26)	—
Change in Class C shares	(11)	464	—
Institutional Class
Issued	6,410	33,605	1,215(b)
Issued in-kind (see Note 6)	2,620	—	—
Reinvested	—	1,007	—
Redeemed	(3,044)	(2,657)	—
Change in Institutional Class shares	5,986	31,955	1,215(b)

(a) Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30. (b) Institutional Class shares were first available for purchase on December 31, 2004.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating perfomance							Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers	Portfolio turnover rate (b)
Class A
January 1, 2006 to June 30, 2006 (d)	$17.15	$0.13	$ 0.67	$ 0.80	$ —	$ —	$ —	$17.95	4.66%	$77,228	1.10%	1.47%	1.23%	42%
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)	17.15	3.66	74,797	1.07	1.22	1.17	70
Year Ended December 31, 2004	16.62	0.15	2.70	2.85	(0.15)	(2.32)	(2.47)	17.00	17.14	43,255	1.44	0.88	1.62	41
Year Ended December 31, 2003	15.48	0.10	4.86	4.96	(0.10)	(3.72)	(3.82)	16.62	32.63	39,014	1.41	0.64	1.65	61
Year Ended December 31, 2002	20.86	0.06	(2.63)	(2.57)	(0.06)	(2.75)	(2.81)	15.48	(12.54)	31,796	1.46	0.42	N/A	51
Year Ended December 31, 2001	28.05	0.02	(4.28)	(4.26)	(0.02)	(2.91)	(2.93)	20.86	(15.31)	51,253	1.39	0.09	N/A	14

Class B
January 1, 2006 to June 30, 2006 (d)	16.91	0.08	0.67	0.75	—	—	—	17.66	4.44	9,370	1.60	0.97	1.73	42
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)	16.91	3.03	8,233	1.64	0.66	1.73	70
Year Ended December 31, 2004	16.45	0.02	2.64	2.66	(0.02)	(2.32)	(2.34)	16.77	16.14	384	2.26	0.15	2.41	41
Year Ended December 31, 2003	15.40	(0.01)	4.78	4.77	—	(3.72)	(3.72)	16.45	31.56	98	2.14	(0.08)	2.38	61
Year Ended December 31, 2002 (e)	20.86	(0.08)	(2.63)	(2.71)	—	(2.75)	(2.75)	15.40	(13.21)	14	2.45	(0.40)	N/A	51

Class C
January 1, 2006 to June 30, 2006 (d)	16.92	0.08	0.67	0.75	—	—	—	17.67	4.43	8,011	1.60	0.97	1.73	42
February 23, 2005 to December 31, 2005 (e)	16.59	0.10	0.59	0.69	(0.05)	(0.31)	(0.36)	16.92	4.16	7,854	1.64	0.67	1.73	70

Institutional Class
January 1, 2006 to June 30, 2006 (d)	17.14	0.17	0.67	0.84	—	—	—	17.98	4.90	704,001	0.64	1.93	0.84	42
Year Ended December 31, 2005 (e)	17.00	0.28	0.42	0.70	(0.25)	(0.31)	(0.56)	17.14	4.11	568,515	0.65	1.64	0.84	70

(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
(d) Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.
(e) Commencement of offering of class of shares.

N/A - not applicable

JPMorgan Value Opportunities Fund

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Amounts in thousands)
1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B and C shares provide for a contingent deferred sales charge. Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in its preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market will generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Fund will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Directors ("Directors"). Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Directors. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Directors, the Fund applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing services use statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rate in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Securities Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

C. Federal Income Taxes — It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for investments in real estate investment trusts. Permanent book and tax basis differences have been reclassified among the components of net assets. During the six months ended June 30, 2006, undistributed net investment income was decreased $177 and undistributed capital gains were increased by $177. As of June 30, 2006, the cost of investment securities for Federal income tax purposes was $754,228. The difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals. The tax character of distributions paid to shareholders were as follows:

There were no distributions paid to shareholders during the six months ended June 30, 2006.

For the year ended December 31, 2005
Share Class	Distribution From Ordinary Income	Distribution From Long-Term Capital Gains	Total Distributions Paid
Class A	$ 1,477	$ 536	$ 2,013
Class B	115	60	175
Class C	107	57	164
Institutional Class	13,908	4,040	17,948
Total	$15,607	$4,693	$20,300

For the year ended December 31, 2004
Share Class	Distribution From Ordinary Income	Distribution From Long-Term Capital Gains	Total Distributions Paid
Class A	$721	$4,843	$5,564
Class B	4	43	47
Total	$725	$4,886	$5,611

As of June 30, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Currently distributable ordinary income	$ 18,346
Currently distributable long-term capital gains	980
Gross unrealized appreciation on investments	60,783
Gross unrealized depreciation on investments	(22,231)
Net unrealized appreciation on investments	38,552

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the "Adviser") acts as the investment adviser to the Fund. The Adviser is a wholly owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such service is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.50%. The Adviser waived fees as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. Advisory and shareholder servicing fees are waived and/or reimbursed from such funds in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund. The amounts of these waivers/reimbursements from the money market funds for the six months ended June 30, 2006 and year ended December 31, 2005 were $9 and $21, respectively.

B. Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or "Business Manager"), a wholly owned subsidiary of The Johnston-Lemon Group Incorporated, performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.175%. The Business Manager waived fees as outlined in Note 3.F.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Fund’s exclusive underwriter.

The Directors have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C. In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the six months ended June 30, 2006, the Distributor received the following amounts:

Class A - $92, Class B - $34 and Class C - $30. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated and parent company of WMC, earned $19 on its retail sales of shares of the Fund and Distribution Plan fees.

D. Shareholder Service Fees — Effective February 19, 2005, the Fund entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A (Class A fee began May 1, 2005), Class B and Class C and 0.10% for the Institutional Share Class. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. Prior to February 19, 2005, JPMorgan Chase Bank, N.A. (JPMCB) served as the Fund’s Shareholder Servicing Agent. JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Fund Accounting Fees — JPMCB provides portfolio custody and fund accounting services for the Fund. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. The custodian fee was not reduced by these credits during the six months ended June 30, 2006 or during the year ended December 31, 2005.

F. Waivers and Reimbursements — The Adviser, Business Manager and Distributor have contractually agreed to waive fees or reimburse the Fund to the extent that total operating expenses for Class A, Class B, Class C and the Institutional Share Class (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59%, 1.59% and 0.65%, respectively, of each share class’ average daily net assets. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other share class expenses. The contractual expense limitation agreements were in effect for the period February 23, 2006 through June 30, 2006 for the Class A, Class B and Class C waivers and since February 19, 2005 for the Institutional Share Class waivers. The expense limitation percentages are due to expire April 30, 2007, but may be extended.

For the six months ended June 30, 2006, the Fund’s service providers contractually waived fees for the Fund as follows: Business Manager - $361, Shareholder Servicing Agent - $336. For the year ended December 31, 2005, the Fund’s service providers contractually waived fees for the Fund as follows:  Investment Adviser - $106, Business Manager - $531, Shareholder Servicing Agent - $419. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other — All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles. During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. The Fund may use related party broker-dealers. For the six months ended June 30, 2006, the Fund incurred no brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of $433,676 and sales of $316,498 during the six months ended June 30, 2006. The Fund made no purchases or sales of U.S. government securities during the six months ended June 30, 2006.

5. Concentration and Indemnifications

From time to time, the Fund’s investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not had any such claims in its past.

6. Transfers-In-Kind

For the six months ended June 30, 2006, certain shareholders of the Fund purchased Institutional Class Shares and the Fund received portfolio securities from a fund affiliated with the Adviser primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities in the amount of $46,061 were transferred at market vaue on January 6, 2006 to the Fund in exchange for Institutional Class Shares.

7. Other

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

JPMorgan Value Opportunities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund, Inc. (hereafter referred to as the "Fund") at June 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 17, 2006

DIRECTORS
(Unaudited)
The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds website at www.jpmorganfunds.com.

Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund (a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
Cyrus A. Ansary, 72 Chairman of the Board (Independent and Non-Executive)	1985	President, Investment Services International Co., LLC (private investment company for various operating entities)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Daniel J. Callahan III, 74	2001	Vice Chairman and Treasurer, The Morris & Gwendolyn Cafritz Foundation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
R. Clark Hooper, 59	2005	President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President - Policy and Oversight, NASD	American Funds Group (c)
James C. Miller III, 64	2001	Former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); Former Counselor, Citizens for a Sound Economy; Former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; FLYi, Inc.; and Washington Mutual Investors Fund
Katherine D. Ortega, 71	2003	Former Treasurer of the United States	The American Funds Tax-Exempt Series I; The Kroger Co.; Rayonier Inc.; and Washington Mutual Investors Fund
J. Knox Singleton, 57	2004	President and Chief Executive Officer, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; and Washington Mutual Investors Fund
Interested Directors (d)
James H. Lemon, Jr., 70 Vice Chairman of the Board	1985	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 60 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

(a) Directors and officers of the Fund hold office until their resignation, removal or retirement.
(b) This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.
(c) Includes The American Funds Tax-Exempt Series I and II, American Funds Income Series, American High-Income Municipal
Bond Fund, American High-Income Trust, Bond Fund of America, Capital World Bond Fund, Cash Management Trust of
America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The Tax-Exempt Bond
Fund of America, Limited Term Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America,
New Economy Fund, Smallcap World Fund and Washington Mutual Investors Fund.
(d) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager,
Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)
Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years
Michael W. Stockton 39, Vice President, Treasurer and Assistant Secretary	1993	Vice President, Secretary, Assistant Treasurer, and Director, Washington Management Corporation
Burton L. Raimi 68, Secretary	2005	General Counsel, Washington Management Corporation; Shareholder, Law Offices of Burton L. Raimi, P.A. (2003-2005), and McCaffrey & Raimi P.A. (1994-2003)
Stephen Hartwell 91, Executive Vice President	1985	Chairman, Washington Management Corporation
Ralph S. Richard 87, Vice President	1998	Vice President, Treasurer, and Director, Washington Management Corporation
Lois A. Erhard 54, Vice President	1987	Vice President, Washington Management Corporation
Jennifer L. Butler 40, Assistant Secretary	2005	Assistant Vice President, Washington Management Corporation; Former Specialist, Fund Administration, Pacific Investment Management Company
J. Lanier Frank 45, Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation
Ashley L. Shaw ** 37, Assistant Secretary and Assistant Treasurer	2000	Assistant Secretary, Washington Management Corporation

*Officers of the Fund hold office until their resignation, removal or retirement. **Ashley L. Shaw is the daughter of James H. Lemon, Jr.

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 invest-ment in the Class at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1, 2006 to June 30, 2006*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,046.60	$5.58	1.10%
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class B
Actual	1,000.00	1,044.40	8.11	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class C
Actual	1,000.00	1,044.30	8.11	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Institutional Class
Actual	1,000.00	1,049.00	3.25	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BOARD APPROVAL OF RENEWAL OF
INVESTMENT ADVISORY AGREEMENT

At meetings held in person on February 23, 2006, the Fund’s Governance Committee, consisting of the Fund’s Independent Directors, and the full Board of Directors each met to consider the renewal of the Fund’s investment advisory agreement (the "Agreement") with J.P. Morgan Investment Management, Inc. ("JPMIM"). The Governance Committee recommended renewal of the Agreement, and the full Board approved that recommendation, renewing the Agreement for the period ending March 31, 2007. The information, material factors and conclusions that formed the basis for the Governance Committee’s recommendation and the Board’s subsequent approval are described below.

1. Review process

During the course of each year, the Independent Directors receive various materials related to the services and performance of JPMIM. These materials include reports from the portfolio managers; reports related to the Fund’s portfolio holdings and transactions; reports about investment results and portfolio composition relative to the Fund’s performance benchmark - the Russell 1000 Value Index; and other information relating to policies and procedures of the investment adviser. In addition, in advance of the meetings on February 23, the Independent Directors had requested and evaluated materials from JPMIM and Washington Management Corporation, the Fund’s business manager, as well as reports providing comparative data on fund fees, expenses and performance compiled by Lipper Inc. ("Lipper"), an independent provider of mutual fund data. Independent legal counsel also provided a memorandum reviewing the legal standards applicable to the proposed renewal of the Agreement. During the course of the Governance Committee meeting, the Independent Directors met with representatives of JPMIM and the business manager and then in executive session with independent legal counsel and without representatives of JPMIM or the business manager present.

2. Materials and Factors Reviewed

The Directors reviewed factors they believed relevant, including, but not limited to: the professional experience and qualifications of JPMIM’s senior management and portfolio management team; the Fund’s investment performance - both absolute and relative to the Russell 1000 Value Index, other broad market indexes, and the Lipper Large-Cap Value Average; the performance of other similar funds; fees charged to the Fund by JPMIM; fees charged to other JPMIM funds and clients; advisory fees incurred by other similar funds; fund expense ratio data; the nature, extent and quality of services provided by JPMIM and its affiliates, including distribution, custodial, fund accounting and shareholder services; JPMIM’s brokerage and "soft dollar" policies and the Fund’s portfolio turnover rate; various compliance related matters; ancillary benefits received by JPMIM and its affiliates as a result of their relationship to the fund; the profitability of the relationship with the Fund to JPMIM and its affiliates; and the terms of the Agreement.

3. Conclusions

No one factor was considered determinative in the Directors’ decision to approve renewal of the Agreement, and the Directors did not necessarily give equal weight to each factor. Based on their review, the Directors concluded that the terms of the Agreement, as well as the fees to be paid under it, were fair and reasonable and that the Agreement should be renewed through March 31, 2007. In reaching that conclusion, the Directors reviewed, as noted above, a variety of factors some of which are discussed below in greater detail:

Nature, Extent and Quality of Services Provided by the Adviser and Investment Performance. The Directors received and considered information regarding the nature, extent and quality of the services provided by JPMIM to the Fund under the Agreement. The Directors took into account information furnished, and the knowledge gained, throughout the year at Board and Committee Meetings, as well as the material furnished specifically in connection with this review. In addition, they considered the overall reputation and capabilities of JPMIM, the depth and quality of the portfolio management team, and its commitment to provide high quality services to the Fund.

The Directors received and considered the Fund’s relative performance in a report prepared by Lipper. This information included the Fund’s ranking by total return for one-year and three-year periods, ending December 31, 2005 within a universe of funds with the same Lipper investment classification and objective (the "Universe Group"). The Directors also considered the Fund’s performance in comparison to the performance results of a much smaller group of similar funds (the "Peer Group"). The Directors reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe Group. As part of this review, the Directors also reviewed the Fund’s performance against its benchmark. The Directors noted that the performance of the Fund for the three year period was in the top quintile of its Peer and Universe Groups, notwithstanding that its performance for the most recent one year period had dropped below the median of these Groups

Advisory Fees and Other Fund Expenses, Costs of Services Provided and Adviser Profitability. The Directors considered the contractual advisory fee rate and actual advisory fee paid by the Fund to JPMIM comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper investment classification as the Fund. The Directors also considered the fee waiver and/or expense reimbursement arrangements established for the Fund and the operating expense ratios for each share class after taking waivers and reimbursements into account. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also received and considered information about the advisory fee rates offered to other clients of JPMIM. Where those clients were other mutual funds, the Directors considered the degree to which they were comparable and JPMIM’s willingness to waive fees to assure that the Fund’s share class expense ratios remained comparable to that of similar funds. The Directors noted that the Fund’s actual management fee rate (after waivers) placed it in the first (lowest) quintile of its Peer Group, while the contractual fee rate was in the second quintile for retail funds and third quintile for institutional funds in its Peer and Universe Groups. Management fees for this purpose include fees of JPMIM and the business manager combined. Total Fund expenses were in the first (lowest) quintile for all comparison groups. The Directors noted that the investment advisory fee schedule does not contain any reduction in fee at higher asset levels. The Directors concluded that at current Fund asset levels such a reduction was not necessary, but also noted that JPMIM’s agreement to waive various fees helped to maintain the Fund’s comparatively low expense ratios. The Directors also noted the potential ancillary benefits that various affiliates of JPMIM may receive by providing other services to the Fund and earning fees for those services (e.g. distribution, shareholder service, custody, fund accounting).

At the request of the Directors, JPMIM provided information regarding the profitability to JPMIM and its affiliates in providing services to the Fund. The Directors recognized that this data is not audited and represents JPMIM’s determination of its revenues from the Fund, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by JPMIM. The Directors took this information into account in concluding that the advisory fees were fair and reasonable.

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co.

Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public

Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended

June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006

AN-VO-606

Item 2 - Code of Ethics

The Registrant has adopted a code of professional standards that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the code. Such request can be made to the Registrant at 800/972-9274 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005. The code of professional standards is included as an exhibit to this filing.

Item 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Katherine D. Ortega, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,098 in 2005 and $29,095 in 2006.

(b) Audit-Related Fees. There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Services Providers, which required pre-approval by the Audit Committee were $8,945,000 for the year ended December 31, 2004 and $10,110,000 for the year ended December 31, 2005. These fees were for services in connection with the preparation of reports on controls over the administration and processing of transactions (US Statement on Auditing Standards No. 70 (“SAS 70 reports”)).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $7,263 in 2005 and $7,260 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved for the year ended December 31, 2005 or 2006, other than the services reported above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor's engagements for non-audit services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the Registrant. Certain approvals are conditioned upon various factors. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Generally, pre-approvals pursuant to the Policy are considered annually.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the procedures contained in paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X were None in 2004 and 100% in 2005.

(f) Not applicable

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $55.3 million in 2005 and $57.1 million in 2006.

(h) Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable to this Registrant

Item 6 - Schedule of Investments

The schedule is included in the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies

Not applicable to this Registrant

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)	Code of Ethics subject of the disclosure requirement required by Item 2 is filed as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By
/s/ Jeffrey L. Steele, President and PEO

Date: September 06, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Jeffrey L. Steele, President and PEO

Date: September 06, 2006

By
/s/ Michael W. Stockton, Vice President and Treasurer

Date: September 06, 2006